UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D. C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d)of the Securities Exchange Act of 1934 Date of Report (Date of earliest event reported): September 13, 2004

First Financial Holdings, Inc.
(Exact name of registrant as specified in charter)

Delaware	0-17122	57-0866076
State or other jurisdiction of incorporation	Commission File Number	I.R.S. Employer I.D. number

34 Broad Street, Charleston, South Carolina 29401
(Address of principal executive offices)

Registrant's telephone number (including area code): (843) 529-5933

Not applicable
(Former name or former address, if changed since last report)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4c under the Exchange Act (17 CFR 240.13e-4c))

Section 7 -- Regulation FD

       Item 7.01 Regulation FD Disclosure.

       First Financial Holdings, Inc. (the "Company") is furnishing presentation materials, included as Exhibit 99.1 to this report and incorporated herein by reference, which were prepared for a series of presentations to institutional investors scheduled to occur on September 13-14, 2004.  The Company is not undertaking to update this presentation.  The report should not be deemed an admission as to the materiality of any information contained in the presentation.

       The information furnished in this report shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Section 9 -- Financial Statements and Exhibits

       Item 9.01 Financial Statements and Exhibits

       (a) Not applicable.

       (b) Not applicable

       (c) Exhibits

Exhibit 99.1 Investors Presentation of First Financial Holdings, Inc. with script dated September 13, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST FINANCIAL HOLDINGS, INC

/s/ Susan E. Baham
Susan E. Baham
Executive Vice President, Chief Financial Officer
and Principal Accounting Officer

Date: September 13, 2004

EXHIBIT INDEX

Exhibit Number	Description

99.1	Investors Presentation of First Financial Holdings, Inc. with script dated September 13, 2004.